Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of Rancho Santa Fe Mining, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Lawrence W. Geeck, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lawrence W. Geeck
Lawrence W. Geeck
Chief Financial Officer (Principal Financial Officer)

Dated: January 13, 2017